                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 1, 2000



                              QUALCOMM INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        0-19528                                           95-3685934
(Commission File No.)                          (IRS Employer Identification No.)



                              5775 MOREHOUSE DRIVE
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (858) 587-1121



                                    -------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 1, 2000, QUALCOMM Incorporated, a Delaware corporation ("QUALCOMM") completed the acquisition of all of the outstanding capital stock of SnapTrack, Inc., a California corporation ("SnapTrack"). The acquisition was effected pursuant to that certain Agreement and Plan of Merger and Reorganization dated January 25, 2000 by and among QUALCOMM, Falcon Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of QUALCOMM ("Merger Sub") and SnapTrack, whereby Merger Sub was merged with and into SnapTrack (the "Merger"), with SnapTrack being the surviving corporation in the Merger and a wholly owned subsidiary of QUALCOMM. In addition, QUALCOMM assumed all of the outstanding options and warrants to purchase capital stock of SnapTrack in connection with the Merger and such options and warrants are now exercisable for shares of QUALCOMM Common Stock. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a "purchase." For a detailed description of the terms and conditions of the Merger Agreement, reference is made to such agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

        As a result of the Merger, QUALCOMM is obligated to issue up to 7,433,792 shares of its Common Stock to the securityholders of SnapTrack; provided however, that 10% of the total shares will be subject to an escrow for a period of one year (which one-year period could be extended in the event any claims are made) to satisfy the indemnification obligations of the SnapTrack securityholders that run in favor of QUALCOMM and its affiliates.

        Certain stockholders of SnapTrack who are entitled to receive an aggregate of 1,949,509 shares of QUALCOMM Common Stock in the Merger have executed lock-up agreements that impose certain limitations on such stockholders' ability to sell or otherwise transfer such shares. For a detailed description of the terms and conditions of the lock-up agreements, reference is made to such agreements, which are filed as Exhibits 2.2 through 2.5 hereto and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

        (b)    PRO FORMA FINANCIAL INFORMATION.

               The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

        (c)    EXHIBITS.

               2.1 Agreement and Plan of Merger and Reorganization dated as of January 25, 2000 among QUALCOMM Incorporated, Falcon Acquisition Corporation and SnapTrack, Inc. (Schedules to this exhibit have been omitted in reliance on Item 601 of Regulation S-K).

               2.2 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Stephen Poizner.

               2.3 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Norman Krasner.

               2.4 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Bruce Noel.

               2.5 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Walter Bell.

              99.1   Press Release dated March 2, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       QUALCOMM INCORPORATED


Dated:  March 14, 2000                 By:    /s/ ANTHONY S. THORNLEY
                                          --------------------------------
                                          Anthony S. Thornley
                                          Executive Vice President and
                                          Chief Financial Officer

                                INDEX TO EXHIBITS

              2.1 Agreement and Plan of Merger and Reorganization dated as of January 25, 2000 among QUALCOMM Incorporated, Falcon Acquisition Corporation and SnapTrack, Inc. (Schedules to this exhibit have been omitted in reliance on Item 601 of Regulation S-K).

              2.2 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Stephen Poizner.

              2.3 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Norman Krasner.

              2.4 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Bruce Noel.

              2.5 Lock-Up Agreement dated as of January 25, 2000 by and between QUALCOMM Incorporated and Walter Bell.

              99.1   Press Release dated March 2, 2000.